Exhibit 10.03

                             SUBSCRIPTION AGREEMENT
                                       FOR
                              BROWNING #2 WELL/UNIT
                            (MONTAGUE COUNTY, TEXAS)

Topaz Resources, Inc.
1012 N. Masch Branch Road
Denton, Texas 76207

ATTN: Mr. Edward J. Munden, Chief Executive Officer

Dark Horse Operating Co., L.L.C.
P.O. Box 2184
Denton, Texas 76202-2184

ATTN: Mr. Robert P. Lindsay and Mr. S. Rand Stinnett, Managers

     RE: Oil, Gas and Mineral Lease, dated July 15, 2005, between Browning Children's Management Trust, Lessor, and Dark Horse Operating Co., L.L.C. ("DHOPCO"), Lessee, a memorandum of which is recorded in Volume 355, Page 507, Real Records of Montague County, Texas (the "Lease"), covering Lessor's right title and interest in and to a certain
          1,187.75 acre, consisting of five (5) distinct tracts, as more completely described therein (as amended); Purchase and Sale of Working Interest(s) in Browning #2 well/unit (API #42-337-34339) on non-communitized Tract Three thereof (Elias Spray Survey, A-672, Montague County, Texas)

Gentlemen:

     The undersigned subscriber or purchaser (the "WI Purchaser") understands that there is being offered for sale to WI Purchaser an aggregate twenty five percent (25.0%) working interest, consisting of an eighteen and three quarters percent (18.75%) attributable net revenue interest, in the above-described Browning #2 well (API #42-337-34339) in the Elias Spray Survey, A-672, Montague County, Texas (and the "to-be-established" included and surrounding forty (40) acre oil, gas and mineral leasehold estate)(such well and 40 acre unit being referred to hereinafter as the "WELL"). Topaz Resources, Inc. ("Topaz"), as the current option holder and financier of the effective working interest in the WELL, and Dark Horse Operating Co., L.L.C. ("DHOPCO"), as the operator of the well and record title owner of the WELL, are desirous of WI Purchaser's financial participation in the WELL, on a promoted basis consistent with this Subscription Agreement (this "Agreement"). In consideration of the mutual promises contained herein and the performance(s) and payment(s) described in this Agreement, the receipt and sufficiency of which are hereby acknowledged, WI Purchaser, TOPAZ and DHOPCO agree as follows:

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
     1. DISCLOSURES/BACKGROUND; WELL STATUS. DHOPCO is the current record owner (subject to TOPAZ's option to acquire the working interest in the WELL) of a 97.218% working interest (and an attributable 72.1935% net revenue interest) in and to Tract Three of the above-referenced Browning lease (with 13.91 acres of the subject 500 acres, more or less, being subject to a third party lease). As part of an express post-primary term continuous development program under the written Browning lease, DHOPCO, using funding from TOPAZ, has heretofore drilled, logged and set production casing on the WELL (and has heretofore provided WI Purchaser with copies of relevant logs, show sheets, daily drilling reports and other WELL-related materials generated and derived from such processes). TOPAZ, as an emerging public company, is in the early stages of its initial capital raising efforts and is desirous of WI Purchaser's joinder and participation in the WELL hereunder. Subject to evaluation and engineering analysis, DHOPCO and TOPAZ are weighing the merits of a completion(s) strategy involving one or more identified formations or zones, being the Marble Falls, Conglomerate(s) and Barnett Shale, generally targeting such completion (without obligation) in the next sixty (60) days.

     2. WORKING INTEREST OFFERING.WI Purchaser, subject to the acceptance of the Subscription hereunder, agrees to purchase a working interest in the WELL from DHOPCO/TOPAZ as follows:

     (a) WI Purchaser will purchase from DHOPCO and TOPAZ an undivided 25.00% working interest in the WELL, subject to the equivalent or proportionate promote or carrying obligation of one eighth (12.50%) of the working interest through the tanks/sales line (such percentages being incorporated into WI Purchaser's cost obligations set forth in (b) below);

     (b) WI  Purchaser  shall pay  28.125% of the costs of the WELL  through the tanks/sales line, as promulgated and established by DHOPCO and TOPAZ, and otherwise receive an attributable net revenue from the sales or production equal to 18.750% of eight eighths (effectively carrying DHOPCO/TOPAZ for a 3.125% working interest (with an attributable 2.34375% net revenue interest in the
WELL), subject to the terms and conditions of this Agreement. Following the carrying circumstances hereunder, WI Purchaser's working interest cost obligation will be reduced from 28.125% to 25.00%, in conformity with the pending JOA (as defined below).

     (c) WI Purchaser understands that the offering price of the subject working interest is based upon DHOPCO's actual/near actual and estimated costs (and vendor invoices received for) of services and supplies incurred. WI Purchaser acknowledges its prior receipt of an Authorization for Expenditure ("AFE") on the WELL from DHOPCO. Monies paid and advanced by WI Purchaser shall be advanced and applied to the subject working interest obligation(s) of WI Purchaser (and the incorporated carrying obligation).

     (d) Within forty five (45) business days of the execution of this Agreement (if not sooner), DHOPCO shall assemble and deliver unto WI Purchaser an updated

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AFE,  reflective of leasehold  acreage costs, JOA supervision  expenses,  actual expenditures on the WELL (and engineering evaluations thereof) to date and updated costs for the completion of the WELL, based upon the targeted initial completion zone or formation. In the event DHOPCO and TOPAZ, in consultation with WI Purchaser have not finalized or identified the initial completion zone or formation, such updated AFE(s) may be reflective of alternative completion costs

     3. PAYMENT OF WORKING INTEREST PRICE(S). Upon the submission and execution of this Agreement, WI Purchaser shall deliver to TOPAZ, in a manner consistent with Paragraph 4(b) below, the sum of ONE HUNDRED SIXTY ONE THOUSAND SEVEN HUNDRED TWENTY FIVE AND NO/100 U.S. DOLLARS ($161,725.00)(the "Initial Payment"), to be applied to WI Purchaser's working interest obligation(s) hereunder. Thereafter, as part of a good faith accommodation of the parties hereto with respect to WI Purchaser's financial endeavors, WI Purchaser shall deliver unto TOPAZ the greater of (a) ONE HUNDRED NINETY FIVE THOUSAND FIVE HUNDRED AND NO/100 U.S. DOLLARS ($195,500.00), or (b) WI Purchaser's unpaid balance reflected in the most-currently tendered AFE from DHOPCO (the "Secondary Payment", whether one or more). Such Secondary Payment shall be due and payable on or before the third business day following WI Purchaser's receipt from DHOPCO/TOPAZ of the draft/proposed documentation cited and contemplated in Paragraph 4 (d), (e), (f) and (g) below. Notwithstanding the foregoing, the parties may elect to conduct a closing of such additional documents (and the payment of the Secondary Payment), it being the intent of the parties that WI Purchaser shall not receive a recordable assignment of a working interest in the WELL unless and until the required payments/advancements are made by WI Purchaser.

     4. SUBSCRIPTION; ADDITIONAL DOCUMENTS.WI Purchaser hereby irrevocably subscribes to purchase the subject twenty five percent (25.00%) of the aggregate working interest in the WELL, pursuant to and upon the terms and conditions herein set forth. Accordingly, the WI Purchaser, upon its entry into and the execution of this Agreement, hereby tenders the following:

     (a) Two (2) executed counterparts of this Agreement, with pages initialed;

     (b) An advancement in the form of either a check, cashier's check or money order, payable to the order of "TOPAZ RESOURCES, INC.", or a bank wire transfer to TOPAZ's account as directed in writing by TOPAZ, in the amount of the Initial Payment, to be applied by TOPAZ for the benefit of WI Purchaser in a manner consistent with Paragraph 3 above; and

     (c) Such other executed and completed instruments (if any) as described and as may be reasonably required in written correspondence presented to WI Purchaser, directly or indirectly, by DHOPCO and/or TOPAZ as part of the purchase hereunder.

     On or before the earlier of (i) the sixtieth (60th) calendar day following the execution of this Agreement, or (ii) within ten (10) days of DHOPCO's scheduling of the fracing/completion of the WELL, TOPAZ and DHOPCO shall tender

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to WI Purchaser the following for execution by WI Purchaser:

     (d) One (1) written Joint Operating Agreement (the "JOA"), to govern operations on the WELL, utilizing a modified and supplemented AAPL Model Form Operating Agreement with included Accounting COPAS attachment, such JOA to be consistent with DHOPCO's prior operations in and around Montague County, Texas;

     (e) One (1) executed and acknowledged Memorandum of Operating Agreement and Financing Statement;

     (f) One (1) proposed Assignment of Oil, Gas and Mineral Lease (to WI Purchaser);

     (g) If necessary, an updated AFE, reflective of the then-existing pricing involved in the activities described therein; and

     (h) Such other and additional documents which the parties may otherwise deem necessary and appropriate to effectuate the terms of this Agreement and facilitate the completion and production of the WELL.

     5. ACCEPTANCE OF SUBSCRIPTION. WI Purchaser agrees that this subscription (the "Subscription") is irrevocable and is subject to acceptance by DHOPCO and TOPAZ, in their sole discretion. If not accepted by DHOPCO and TOPAZ, all instruments tendered herewith shall be promptly returned, along with any monies paid by WI Purchaser. WI Purchaser understands that acceptance of this Subscription shall be signified by executing this Subscription Agreement and causing an executed copy hereof to be returned to the WI Purchaser. DHOPCO and TOPAZ have no obligation to accept this Subscription in its entirety or to accept any third party Subscriptions (if any) in the order received. Further, DHOPCO and TOPAZ may accept a Subscription hereunder notwithstanding an eventual sale of all of the working interest offered to WI Purchaser or others. As soon as practical following a closing hereunder, WI Purchaser will receive executed counterparts and/or copies of executed closing documentation hereunder.

     6. ACCREDITED INVESTOR. WI Purchaser represents that it constitutes an "accredited investor" as such term is defined in Regulation D, Section 230.50(a), of the Regulations issued by the Securities and Exchange Commission under the Securities Act of 1933 (and the similar provisions of the securities laws of the State of Texas). In particular, as WI Purchaser is not a natural person, WI Purchaser is either an "accredited investor" under the specific definitions in Regulation D or is an entity in which all the equity owners are within such definitions (in terms of minimum income(s) or net worth(s)) and such entity was not formed for the specific purpose of engaging in this purchase/Subscription.

     7. REPRESENTATIONS AND WARRANTIES OF WI PURCHASER. WI Purchaser hereby represents, covenants and warrants to DHOPCO and any other purchaser of a working interest in the subject well/unit, as follows:

     (a) If necessary or appropriate, WI Purchaser has engaged independent legal counsel, accountants or other qualified professional advisors (individually and collectively the "Advisors") who have acted as requested by WI Purchaser to evaluate the merits of a working interest purchase and the suitability of such a purchase for WI Purchaser;

     (b) WI Purchaser (either alone or together with any Advisors, if applicable) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks associated with the purchase of a working interest in the WELL; WI Purchaser recognizes that its purchase of a working interest hereunder involves a high degree of risk which may result in the loss or the total amount of WI Purchaser's payment hereunder (and additional well costs attributable to such well);

     (c) WI Purchaser is aware that it must bear the economic risk of an oil and/or gas well working interest for an indefinite period of time because the working interest offering has not been registered under the Securities Act of 1933 (the "1933 Act"), the Texas Securities Act or the securities act of any other state and, therefore, subsequent sales may or may not require such a registration (or an exception from registration) (and DHOPCO and/or TOPAZ have no plans or obligations to undertake such a registration);

     (d) WI Purchaser represents that (i) it has been called to WI Purchaser's attention by DHOPCO or TOPAZ and any Advisors that the subject working interest may or may not yield any production sales proceeds or monies above and beyond the costs incurred, that the well may ultimately be a "dry hole" following completion/fracing and that the costs of water disposal and other well costs may require additional capital expenditure(s), beyond original estimates in the AFE for drilling, completion and/or operations; and (ii) no assurances are or have been made regarding any economic or tax advantages which may inure to the benefit of WI Purchaser;

     (e) WI Purchaser has not received nor relied upon any representations or warranties of DHOPCO or TOPAZ beyond the scope of the written materials provided and generated by DHOPCO and/or TOPAZ; in particular, WI Purchaser, either alone or in conjunction with Advisors, has made such inquiries and investigations as were deemed necessary or appropriate in order to determine that a purchase of a working interest in the WELL is a suitable and prudent investment for WI Purchaser, who accepts full responsibility for the adequacy, scope and diligence of such inquiries and investigations;

     (f) WI Purchaser has read and analyzed the materials provided by DHOPCO and TOPAZ, this Agreement and other relevant materials contained therein, and has been given access, if requested, to all underlying documents in connection with this transaction, as well as such other information as WI Purchaser deems necessary or appropriate in evaluating this Subscription (with all such desire for additional information or access being satisfied); WI Purchaser has had an opportunity to receive and review all documents and materials that WI Purchaser deems and considers relevant to the purchase of a working interest hereunder and to ask questions of, and receive satisfactory answers from, DHOPCO and/or TOPAZ concerning the terms and conditions of this offering (and all such questions have been answered to the full satisfaction of WI Purchaser);

     (g) WI Purchaser's principals/officers or directors are at least twenty one
(21) years of age, citizens of the United States and residents of the state identified in WI Purchaser's address below, and have no present intention of becoming a resident of any other state or jurisdiction. Further, WI Purchaser is duly qualified to transact business in the State of Texas or, if required by Texas law to become so qualified to acquire and own an interest in the WELL, that WI Purchaser will diligently act to effectuate such qualification;

     (h) WI Purchaser's funds tendered herewith do not represent funds borrowed from any person or lending institution except to the extent that WI Purchaser has a source of repaying such funds other than from the sale or the subject working interest; further, WI Purchaser has not created or promised/contracted to create any lien, encumbrance or security interest in and to the subject working interest and/or related equipment which would be superior to or otherwise prior to the operator's lien manifested in the JOA and the other closing documents hereunder.

     (i) All information provided to DHOPCO and TOPAZ by WI Purchaser in connection with the determination whether to accept this subscription is true, correct and complete as of the date that this Agreement is signed, and WI Purchaser will not take any action(s) nor permit any action(s) to be taken which would cause the information provided by WI Purchaser to no longer be true in any material respect. WI Purchaser further covenants and agrees to immediately notify DHOPCO and TOPAZ as to any material change in such information;

     (j)  If  this   Agreement   is  executed  by  an   attorney-in-fact,   such
attorney-in-fact has all right and authority in the stated capacity to execute and deliver this Agreement and/or related documents; and

     (k) If the Subscription is being made by a corporation, partnership, limited liability company, trust or estate or if this Subscription Agreement is executed by an officer, representative, agent or attorney-in-fact, WI Purchaser will, upon request, provide DHOPCO and TOPAZ with a true and correct copy of the articles of incorporation or organization, bylaws, company agreement/regulations, partnership agreement, instrument creating a trust, will and letters testamentary or power of attorney (or any other related documents), as the case may be, establishing such entity and the authority to enter into this Agreement.

     8. UNDERSTANDING OF SECURITIES LAW RESTRICTIONS. WI Purchaser hereby confirms to DHOPCO and TOPAZ (and the balance of the working interest owners, if different) WI Purchaser's understanding that:

     (a) The working interests and/or the offering have not been registered under the 1933 Act, on the basis that such offering/sale is exempt from registration under Section 3(b) and/or Section 4(2) of the 1933 Act, and/or Regulation D promulgated thereunder;

     (b) DHOPCO, TOPAZ and involved parties are relying on the truth and accuracy of the representations, declarations and warranties made herein by WI Purchaser in offering the subject working interest(s) for sale to WI Purchaser and in relying upon applicable exemptions available under the 1933 Act; and

     (c) DHOPCO and/or TOPAZ is/are under no obligation to register, or to perfect any exemption for resale of, the working interest(s) under the 1933 Act or Texas Securities Act or the securities laws of any other state.

     9. INDEMNIFICATION. WI Purchaser agrees to indemnify and hold harmless from and against any and all losses, claims , damage, expense or liability (including attorney's fees) to or against DHOPCO and TOPAZ, their officers, managers, members, directors and affiliates, due to or arising out of any misrepresentations or breach by WI Purchaser of any warranty contained herein. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by WI Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to WI Purchaser under federal or state securities laws.

     10. ADDITIONAL WORKING INTEREST OPTION.As part and parcel to this Agreement for a working interest in the WELL (and subject to final acceptance hereof by DHOPCO), WI Purchaser shall have the right, without obligation, to secure or purchase from DHOPCO and/or TOPAZ an equivalent working interest in the next additional well or developed unit of the aggregate Browning lease, if any, upon such terms (including a promotional consideration(s) in favor of DHOPCO and
TOPAZ) and conditions as DHOPCO and TOPAZ may otherwise promulgate for such participation/purchase by third parties (in no event to be less than the parameters for the purchase hereunder and the associated carrying obligation/burden). Such option to purchase shall be subject to exercise by full written acceptance or rejection within five (5) business days of DHOPCO's or TOPAZ's presentment (if at all) of any proposed terms and conditions for such a transaction(s).

     11.  PREMISE  OF  OFFERING.  Notwithstanding  anything  contained  in  this
Agreement to the contrary, WI Purchaser acknowledges and understands the following:

     (a) DHOPCO and/or TOPAZ are not assembling a formal package of offering materials (i.e. a private placement memorandum) for the subject offering

     (b) WI Purchaser acknowledges and understands that its pricing for entry into the working interest of the WELL hereunder is on a "promoted" basis (not actual cost) for the "after the fact" entry into the working interest process for this WELL, with DHOPCO having already assumed the drilling and early completion risks and other associated risks involved with a new well. WI Purchaser further acknowledges that DHOPCO's and TOPAZ's willingness to price the working interest(s) offered hereunder on the pricing basis suggested is reflective of DHOPCO's desire to involve WI Purchaser in the WELL for mutual benefit and not its/their views on the merits or upside of productivity (or lack thereof) of the subject WELL. WI Purchaser further acknowledges that "time if of the essence" in the conclusion of the transaction(s) contemplated herein.

     (c) WI Purchaser further acknowledges that DHOPCO and/or TOPAZ have not contracted nor offered any facilitator or introducing party a financial incentive, inducement, commission, finder's fee or any interest in production from the subject WELL for their role (if any) in introducing this working interest offering to WI Purchaser. WI Purchaser further acknowledges that it has not entered into any "side agreement" or understanding, verbally or in writing, with a DHOPCO or TOPAZ principal, officer or representative for any direct or indirect compensation or participation in the WELL as part and parcel to the transaction(s) contemplated by this Agreement.

     12. RIGHT OF FIRST REFUSAL; DRAG ALONG - TAG ALONG. For purposes of this provision, a "Transfer" means to sell, assign, lease or otherwise transfer to any person or entity. Commencing with the execution date hereof and continuing thereafter for a period of one (1) year, WI Purchaser shall not Transfer its interest(s) in the WELL unless WI Purchaser shall first have offered such WELL interest(s) subject to the proposed Transfer to DHOPCO and TOPAZ upon the same terms and conditions. If WI Purchaser desires to effectuate such a Transfer pursuant to a bona fide written offer, WI Purchaser shall provide written notice to DHOPCO and TOPAZ of the same, including a copy of the written third party offer. In no event shall any such Transfer fail to afford DHOPCO and TOPAZ a minimum of ten (10) business days to effectively respond (by a closing or otherwise) in good faith. Such right in favor of DHOPCO and TOPAZ shall supersede any drag along/tag along rights afforded in Paragraph 12(a) below during the period of such right established herein.

     (a) If either DHOPCO or TOPAZ or WI Purchaser receive a bona fide offer, from any person who is not an affiliate and has no familial relationship by blood or marriage or any other direct or indirect affiliation, either through ownership entities or otherwise (other than public companies), to purchase all or a portion of such party's interest in the WELL, the parties hereto agree to
(i) notify the other parties of the substance and detail of such third party offer, and (ii) make best efforts to facilitate the inclusion of the other parties within such sale upon the same or similar terms. In the case of a non-operating, minority working interest owner holding 25.0% or less of the subject working interest in the WELL, such party(s) agrees to a drag along obligation to sell if and only if such party(s) either fails and refuses to match such third party offer or is the inclusion of their interest(s) in such sale is mandatory for the conclusion thereof.

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     13.  MISCELLANEOUS.  WI Purchaser hereby acknowledges and agrees that it is not entitled to cancel, terminate or revoke this Agreement or any agreements of WI Purchaser hereunder, and that such Agreement and agreements shall survive (i) changes in the transactions, documents and instruments described herein which are not material, and (ii) the death or disability of WI Purchaser; provided, however, that if DHOPCO or TOPAZ shall have rejected this entire Subscription, this Subscription and all agreements of WI Purchaser herein shall automatically be cancelled. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed (by either first class U.S. Mail, postage pre-paid, or by facsimile or e-mail) to the subject party at the respective address(es) set forth below. This Agreement will be governed by and construed in accordance with the laws of the State of Texas and is wholly performable in Denton County, Texas. WI Purchaser will notify DHOPCO and TOPAZ immediately of any material change(s) in the information provided herein. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, cumulative of any and all prior discussions and/or agreement(s), and may not be modified or amended without a written instrument being executing by all parties to such effect. A facsimile signature shall be deemed effective for all purposes, the same as any original.

     IN WITNESS WHEREOF, WI Purchaser has executed this Subscription Agreement on this ____________ day of ___________________, 2010.

                                 WI Purchaser:

                                 RMJ, INC., a ___________ corporation


                                 By:
                                     -------------------------------------------
                                 Printed Name:
                                              ----------------------------------
                                 Title:
                                       -----------------------------------------
                                 Address:
                                         ---------------------------------------

                                         ---------------------------------------
                                 E-mail address:
                                                --------------------------------
                                 Phone Number:
                                              ----------------------------------
                                 Fax Number:
                                            ------------------------------------
                                 EIN:
                                     -------------------------------------------



--------------------------------------------
Witness
Printed Name:
             -------------------------------

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                                      JURAT

STATE OF _______________                *
COUNTY OF ______________                *

     SUBSCRIBED   AND  SWORN  TO  before  me  by  the  foregoing  WI  Purchaser,
___________________________________________,  the _____________ of RMJ, Inc., on
this ___ day of ____________, 2010.


                                        ----------------------------------------
                                        Notary Public, State of
                                                                ----------------
                                        Printed Name:
                                                     ---------------------------

                                 ACKNOWLEDGMENT
                          (FOR RMJ, INC. SUBSCRIPTION)

STATE OF ________________                 *
COUNTY OF _______________                 *

     This instrument was acknowledged before me on this ________ day of ______________, 2010, by ________________________________________________,
____________________ of RMJ, Inc., a  ______________________________,  on behalf of said corporation and in the capacity stated.


                                        ----------------------------------------
                                        Notary Public, State of
                                                                ----------------
                                        Printed Name:
                                                     ---------------------------

WHEN FULLY EXECUTED, RETURN TO:

Dark Horse Operating Co., L.L.C.
Mailing Address: P.O. Box 2184, Denton, TX 76202-2184;
Physical Address: 1012 N. Masch Branch Road, Denton, TX 76207
Phone: 940-243-3038; Facsimile: 940-243-8643
E-mail: lindsayroberttx@msn.com and rstinnett@usa.net

                         ACCEPTANCE BY DHOPCO and TOPAZ

     The foregoing subscription is accepted/rejected by DHOPCO and TOPAZ as follows:

_________         Accepted in full.

_________         Partially accepted to the extent of ___________ working
                  interest (if needed, explain: ________________________________

                  ______________________________________________________________

_________         Rejected in full.


DATE:_______________


                                   Dark Horse Operating Co., L.L.C.,
                                   A Texas limited liability company


                                   By: /s/ S. Rand Stinnett
                                       -----------------------------------------
                                       S. Rand Stinnett, its Manager


                                   By: /s/ Robert P. Lindsay
                                       -----------------------------------------
                                       Robert P. Lindsay, its Manager

                                   Topaz Resources, Inc.,
                                   A Florida corporation


                                   By: /s/ Edward J. Munden
                                       -----------------------------------------
                                       Edward J. Munden, its President


                                    By: /s/ Bill A. Williamson
                                        ----------------------------------------
                                        Bill A. Williamson, its Vice President